Supplement to the
Fidelity® High Income Fund
June 29, 2018
Summary Prospectus

Effective December 1, 2018, the following information replaces similar information for Fidelity® High Income Fund found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

Michael Weaver (co-manager) has managed the fund since October 2018.

Alexandre Karam (co-manager) has managed the fund since December 2018.

SPH-SUM-18-02 1.9886600.102	November 30, 2018